Summary of Significant Accounting Policies	12 Months Ended
Mar. 31, 2026
Accounting Policies [Abstract]
Summary of Significant Accounting Policies

2. Summary of Significant Accounting Policies

Basis of Presentation and Consolidation

The consolidated financial statements include all accounts of the Company and its wholly owned subsidiaries (collectively, the “Company”) and have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”) and applicable rules and regulations of the Securities and Exchange Commission (“SEC”).

Consolidation

The consolidated financial statements include the financial statements of the Company and its wholly owned subsidiaries. All intercompany transactions and balances among the Company and its subsidiary have been eliminated upon consolidation.

Risk and Uncertainty

Significant Risks

Currency Risk

The Company’s operating activities are transacted in HKD. Foreign exchange risk arises from future commercial transactions, and recognized assets and liabilities. The Company considers the foreign exchange risk in relation to transactions denominated in HKD with respect to USD is not significant as HKD is pegged to USD.

Concentration Risk

For the years ended March 31, 2026, 2025 and 2024, all of the Company’s assets were located in Hong Kong and Taiwan and all of the Company’s revenue were derived from its subsidiaries located in Hong Kong. The Company has a concentration of its revenue and accounts receivable with specific customers.

During the years ended March 31, 2026, 2025 and 2024, there were three, six and two customers generated income which accounted for over 10% of the total revenue generated for that year, respectively. The details are as follows:

	For the years ended March 31,
	2026	2025	2024

Customer A	37.2%	14.6%	5.0%
Customer B	24.7%	0%	0%
Customer C	22.0%	15.0%	62.2%
Customer D	6.4%	10.4%	6.2%
Customer E	0.2%	13.4%	3.3%
Customer F	0%	13.7%	13.3%
Customer G	0%	18.2%	0%

As of March 31, 2026 and 2025, accounts receivable due from these customers, and there were two and three accounts receivable which accounted for over 10% of the total consolidated accounts receivable, respectively. The details are as follows:

	As of March 31,
	2026	2025

Customer F	52.7%	44.1%
Customer H	25.9%	1.6%
Customer D	0%	19.0%
Customer G	0%	14.4%

During the years ended March 31, 2026, 2025 and 2024, there were one, zero and zero supplier accounted for over 10% of the cost of revenue for that year, respectively. The details are as follows:

	For the years ended March 31,
	2026	2025	2024
Supplier A	12.7%	0%	0%

As of March 31, 2026 and 2025, there were one and zero supplier which accounted for over 10% of the total consolidated accounts payable, respectively. The details are as follows:

	As of March 31,
	2026	2025
Supplier B	26.5%	0%

Credit Risk

The Company adopted ASC 326. The Company estimates expected credit losses over the contractual period in which the Company is exposed to credit risk via a contractual obligation to extend credit, unless that obligation is unconditionally cancellable by the Company. Assets that potentially subject the Company to a significant concentration of credit risk primarily consist of life insurance policy, cash surrender value, cash and cash equivalents, accounts receivable, net, deposits and contract assets. The Company has designed their credit policies with an objective to minimize their exposure to credit risk.

The exposure to credit risk, which will cause a financial loss to us due to failure to discharge an obligation by the counterparties, relates primarily to our life insurance policy, cash surrender value, bank deposits (including our own cash at banks), accounts receivable, net, deposits and contract assets. The Company considers the maximum exposure to credit risk equals to the carrying amount of these financial assets in the consolidated balance sheets. As of March 31, 2026 and 2025, USD287,837 and USD249,923 were deposited with financial institutions located in Hong Kong and USD1,359,967 and nil were deposited in Taiwan, respectively. The Deposit Protection Scheme introduced by the Hong Kong Government insured each depositor at one bank for a maximum amount of USD102,564 (HKD800,000) as of March 31, 2026 and 2025. The Deposit Protection Scheme introduced by the Taiwan Central Deposit Insurance Corporation insured each depositor at one bank for a maximum amount of USD94,132 (TWD3,000,000) as of March 31, 2026 and 2025. Otherwise, the balances of USD1,322,835 and USD34,195 are not covered by insurance as of March 31, 2026 and 2025, respectively. The Company believes that no significant credit risk exists as these financial institutions have high credit quality and the Company has not incurred any losses related to such deposits.

The Company believes that there is no significant credit risk associated with cash, which was held by reputable financial institutions in the jurisdictions where the Company and its subsidiaries are located.

The Company has adopted a credit policy of dealing with creditworthy counterparties to mitigate the credit risk from defaults. The credit exposure is controlled by counterparty limits that are reviewed and approved by the senior management of the Company periodically. The management team periodically evaluates the creditworthiness of the existing customers in determining an allowance for expected credit loss primarily based on many factors, including the age of the balance, customer’s historical payment history, its current creditworthiness and current or future economic trends.

Interest rate risk

The following table details the interest rate risk profile of the Company’s borrowings as of March 31, 2026 and 2025:

	As of March 31,
	2026	2025
	USD	USD
Fixed rate borrowings:
Finance lease liabilities, current	48,345	66,150
Finance lease liabilities, non-current	-	48,345
Bank and other borrowings, current	79,243	1,053,317
Bank and other borrowings, non-current	170,708	-

Floating rate borrowings:
Bank and other borrowings, current	2,336,520	3,708,117
Bank and other borrowings, non-current	4,490,352	2,865,484

Fluctuations in market interest rates may negatively affect the Company’s financial condition and results of operations. The Company is exposed to floating interest rate risk on and floating rate bank and other borrowing. The Company has not used any derivative financial instruments to manage the interest risk exposure.

At March 31, 2026, and 2025, it is estimated that a general increase/ decrease of 100 basis points in interest rates, with all other variables held constant, would have increased/ decreased the Company’s loss for the year by USD44,081 and USD33,491, respectively.

The sensitivity analysis above indicates the instantaneous change in the Company’s loss/profit after tax that would arise assuming that the change in interest rates had occurred at the end of the reporting period and had been applied to re-measure those financial instruments held by the Company which expose the Company to fair value interest rate risk at the end of the reporting period. In respect of the exposure to cash flow interest rate risk arising from floating rate non-derivative instruments held by the Company at the end of the reporting period, the impact on the group’s profit after tax is estimated as an annualized impact on interest expense or income of such a change in interest rates.

Liquidity risk

Liquidity risk is the risk that the Company will encounter difficulty in meeting the obligations associated with its financial liabilities that are settled by delivering cash or another financial asset. The Company’s approach to managing liquidity is to ensure, as far as possible, that it will always have sufficient liquidity to meet its liabilities when due, under both normal and stressed conditions, without incurring unacceptable losses or risking damage to the Company’s reputation.

Typically, the Company ensures that it has sufficient cash on demand to meet expected operational expenses for a period of 30 days, including the servicing of financial obligations; this excludes the potential impact of extreme circumstances that cannot reasonably be predicted, such as natural disasters.

Labor price risk

Our business requires a substantial number of personnel. Any failure to retain stable and dedicated labor by us may lead to disruption to our business operations. Although we have not experienced any labor shortage to date, we have observed an overall tightening and increasingly competitive labor market. We have experienced, and expect to continue to experience, increases in labor costs due to increases in salary, social benefits and employee headcount. We compete with other companies in our industry and other labor-intensive industries for labor, and we may not be able to offer competitive remuneration and benefits compared to them. If we are unable to manage and control our labor costs, our business, financial condition and results of operations may be materially and adversely affected.

Use of Estimates

The preparation of the audited consolidated financial statements in conformity with accounting principles generally accepted in U.S. GAAP and applicable rules and regulations of the SEC, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the audited consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Significant estimates required to be made by management, include, but are not limited to, the expected credit loss provision, the determination of the useful lives of property and equipment, impairment of long-lived assets, allowance for deferred tax assets, discount rate used in calculation in right-of-use assets, net, operating lease liabilities, finance lease liabilities and contingencies. Actual results could differ from those estimates. The Company evaluates these estimates on an ongoing basis and revises estimates as circumstances change. The Company bases its estimates on historical experience, anticipated results, trends, and other various assumptions that it believes are reasonable.

The measurement of the expected credit loss allowance for financial assets measured at amortized cost is an area that requires the use of significant assumptions about future economic conditions and credit behavior (e.g. the likelihood of customers defaulting and the resulting losses). A number of significant judgements are also required in applying the accounting requirements for measuring expected credit loss, such as considering debtors’ credit risk characteristics, historical settlement record, the days past due and forward-looking information.

Foreign currency translation and transaction and Convenience translation

The Company’s reporting currency is the United States dollars (“USD”). The Company’s operations are principally conducted in Hong Kong where Hong Kong dollars (“HKD”) is the functional currency.

Transactions denominated in other than the functional currencies are re-measured into the functional currency of the entity at the exchange rates prevailing on the transaction dates. Monetary assets and liabilities denominated in currencies other than the applicable functional currencies are translated into the functional currency at the prevailing rates of exchange at the balance date. The resulting exchange differences are reported in the consolidated statements of operations and comprehensive (loss) income.

The exchanges rates used for translation from HKD to USD was 7.8000, a pegged rate determined by the linked exchange rate system in Hong Kong. This pegged rate was used to translate Company’s balance sheets, income statement items and cash flow items for both 2026, 2025 and 2024.

Fair Value of Financial Instruments

The fair value of a financial instrument is defined as the exchange price that would be received from an asset or paid to transfer a liability (as exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. The carrying amounts of financial assets and liabilities, such as cash, accounts receivable, deposits, life insurance policy, cash surrender value, other assets, accounts payable, short-term bank borrowings and other current liabilities approximate their fair values because of the short maturity of these instruments and market rates of interest.

ASC 825-10 requires certain disclosures regarding the fair value of financial instruments. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-level fair value hierarchy prioritizes the inputs used to measure fair value. The hierarchy requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs. The three levels of inputs used to measure fair value are as follows:

Level 1 — Quoted prices in active markets for identical assets and liabilities.

Level 2 — Quoted prices in active markets for similar assets and liabilities, or other inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

Level 3 — Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets and liabilities. This includes certain pricing models, discounted cash flow methodologies and similar techniques that use significant unobservable inputs.

The Company considers the carrying amount of its financial assets and liabilities, which consist primarily of cash and cash equivalents, accounts receivable, deposits and other current assets, accounts payable, bank and other borrowings, finance lease liabilities and accrued expenses and other current liabilities approximate the fair value of the respective assets and liabilities as of March 31, 2026 and 2025 due to their short-term nature. For non-current bank and other borrowing loans, since most are floating rate borrowings so the carrying value approximate their fair value because the borrowing rates were set to approximate market rates.

Cash surrender value of life insurance policy is classified as Level 2. The fair value of the life insurance policy is determined by the underwriting insurance company’s valuation models and represents the guaranteed value the Company would receive upon surrender of the policy as of the reporting date.

The Company noted no transfers between levels during any of the periods presented.

Cash and cash equivalents

Cash and cash equivalents consist of petty cash on hand and cash held in banks, which are highly liquid and have original maturities of three months or less and are unrestricted as to withdrawal or use. The Company maintains the bank accounts in Hong Kong and Taiwan. Cash balances in bank accounts in Hong Kong are insured under the Deposit Protection Scheme introduced by the Hong Kong Government for a maximum amount from HKD500,000 increased to HKD800,000 with effect from October 1, 2024. Cash balances in bank accounts in Taiwan are insured under the Deposit Protection Scheme introduced by the Taiwan Central Deposit Insurance Corporation for a maximum amount TWD3,000,000. Cash balances in bank accounts in Hong Kong and Taiwan are not otherwise insured by the Federal Deposit Insurance Corporation or other programs.

Accounts Receivable, net

Accounts receivable represents an unconditional right to consideration arising from our performance under contracts with customers which include retainage amount that is conditional only on the passage of time. The Company grant credit to customers, without collateral, under normal payment terms (typically 17 to 60 days after invoicing). Generally, invoicing occurs within 30 days after the related works are performed. The carrying value of such receivable, net of the expected credit loss and allowance for doubtful accounts, represents its estimated realizable value. The Company expect to collect the outstanding balance of current accounts receivable, net within the next 12 months. The Company has elected to use probability of default and loss given default methods to estimate allowance for credit loss.

Measurement of credit losses on financial instruments

Effective April 1, 2019, the Company adopted ASU 2016-13, “Financial Instruments — Credit Losses (Topic 326) — Measurement of Credit Losses on Financial Instruments.” This guidance replaced the “incurred loss” impairment methodology with an approach based on “expected losses” to estimate credit losses on certain types of financial instruments and requires consideration of a broader range of reasonable and supportable information to inform credit loss estimates. The guidance requires financial assets to be presented at the net amount expected to be collected. The allowance for credit losses is a valuation account that is deducted from the cost of the financial asset to present the net carrying value at the amount expected to be collected on the financial asset.

Deferred Offering Costs and IPO-Related Readiness Costs

Deferred offering costs consist principally of all direct offering costs incurred by the Company, such as underwriting, legal, accounting, consulting, printing, and other registration related costs in connection with the initial public Offering (“IPO”) of the Company’s ordinary shares. Such costs are deferred until the closing of the offering, at which time the deferred costs are offset against the offering proceeds. In the event the offering is unsuccessful or aborted, the costs will be expensed.

The costs incurred by the Company that are not directly attributable to the issuance of equity instruments, and therefore do not qualify as deferred offering costs under ASC 340, are expensed as incurred and recorded within General and Administrative expenses in the Consolidated Statement of Operations. These costs primarily relate to activities associated with preparing to become a public entity, including strategic advisory and consulting services for IPO readiness, enhancements to corporate governance, improvements to internal controls, and operational restructuring.

Leases

The Company adopted ASU 2016-02 Leases (Topic 842) (“Topic 842”) issued by the FASB. The adoption of Topic 842 resulted in the presentation of right-of-use assets – finance lease, right-of-use assets – operating lease, finance lease liabilities and operating lease liabilities on the consolidated balance sheet.

The Company has elected the package of practical expedients permitted which allows the Company not to reassess the following at adoption date: (i) whether any expired or existing contracts are or contains a lease, (ii) the lease classification for any expired or existing leases, and (iii) initial direct costs for any expired or existing leases (i.e. whether those costs qualify for capitalization under ASU 2016-02). The Company also elected the short-term lease exemption for certain classes of underlying assets including office space and machinery, with a lease term of 12 months or less.

The Company determines whether an arrangement is or contain a lease at inception. A lease for which substantially all the benefits and risks incidental to ownership remain with the lessor is classified by the lessee as an operating lease.

A lease is classified as a finance lease when the lease meets any of the following criteria at lease commencement:

(a) The lease transfers ownership of the underlying asset to the lessee by the end of the lease term.

(b) The lease grants the lessee an option to purchase the underlying asset that the lessee is reasonably certain to exercise.

(c) The lease term is for the major part of the remaining economic life of the underlying asset. However, if the commencement date falls at or near the end of the economic life of the underlying asset, this criterion shall not be used for purposes of classifying the lease.

(d) The present value of the sum of the lease payments and any residual value guaranteed by the lessee that is not already reflected in the lease payments equals or exceeds substantially all of the fair value of the underlying asset.

(e) The underlying asset is of such a specialized nature that it is expected to have no alternative use to the lessor at the end of the lease term.

Finance leases are included in right-of-use (“ROU”) assets – finance lease, finance lease liabilities, current, and finance lease liabilities, non-current in the Company’s consolidated balance sheets.

ROU assets – finance lease represent the Company’s right to use an underlying asset for the lease term and finance lease liabilities represent its obligation to make lease payments arising from the lease. The ROU assets – finance lease and finance lease liabilities are recognized at lease commencement date based on the present value of lease payments over the lease term.

At the commencement date, the cost of the ROU assets – finance lease shall consist of all of the following:

(a) The amount of the initial measurement of the lease liability

(b) Any lease payments made to the lessor at or before the commencement date, minus any lease incentives received

(c) Any initial direct costs incurred by the lessee.

The Company uses the implicit rate based on the terms of the leases in determining the present value of lease payments. The ROU assets – finance lease also includes any lease payments made and excludes lease incentives. The Company’s lease terms may include options to extend or terminate the lease. Renewal options are considered within the ROU assets – finance lease and finance lease liabilities when it is reasonably certain that the Company will exercise that option.

For operating leases with a term of one year or less, the Company has elected not to recognize a lease liability or ROU asset – operating lease on its consolidated balance sheets. Instead, it recognizes the lease payments as expenses on a straight-line basis over the lease term. Short-term lease costs are immaterial to its consolidated statements of operations and cash flows.

Property and Equipment, net

Property and Equipment is stated at cost, net of accumulated depreciation and impairment charge. Depreciation is provided for on a straight-line basis over the estimated useful lives of the related assets as follows:

Equipment	3.33 years
Motor vehicle	3.33 years
Property	23.33 years

Expenditures for maintenance and repairs, which do not materially extend the useful lives of the assets, are charged to expense as incurred. Expenditures for major renewals and betterments which substantially extend the useful life of assets are capitalized. The cost and related accumulated depreciation of assets retired or sold are removed from the respective accounts, and any gain or loss is recognized in the consolidated statements of operations and comprehensive (loss) income in other income or expenses.

Impairment of Long-Lived Assets

The Company reviews the impairment of its long-lived assets, whenever events or changes in circumstances indicate that the carrying amount of an asset may no longer be recoverable. When these events occur, the Company measures impairment by comparing the carrying value of the long-lived assets to the estimated undiscounted future cash flows expected to result from the use of the assets and their eventual disposition. If the sum of the expected undiscounted cash flow is less than the carrying amount of the assets, the Company would recognize an impairment loss, which is the excess of carrying amount over the fair value of the assets, using the expected future discounted cash flows. There were no impairment losses on long-lived assets for the years ended March 31, 2026, 2025 and 2024.

Life insurance policy, cash surrender value

Life insurance policy-cash surrender value was life insurance purchase for Mr. Chi Ming Lam (position with a director and CEO of the Company) and MSHK as the beneficiary. The insured amount of the contract (death benefit) was USD1,000,000. The initial premium payment at the policy commencement date for the policy was USD165,493. As of March 31, 2026, the balance was USD173,563, which represents the adjustments of premiums paid of USD165,493, interest income earned of USD51,834, insurance expenses incurred of USD29,805 and cash surrender charge of USD13,959. As of March 31, 2025, the balance was USD167,224, which represents the adjustments of premiums paid of USD165,493, interest income earned of USD44,226, insurance expenses incurred of USD27,055 and cash surrender charge of USD15,440. The Company may surrender any time and receive cash based on the cash value of the policy at the date of withdrawal, which is calculated by the insurance company.

Revenue Recognition

In May 2014, the FASB issued Topic 606, “Revenue from Contracts with Customers”. This topic clarifies the principles for recognizing revenue and develops a common revenue standard for U.S. GAAP. Simultaneously, this topic supersedes the revenue recognition requirements in Topic 605, Revenue Recognition, and most industry-specific guidance throughout the Industry Topics of the Codification.

Provision of wet trades works

The Company perform a majority of wet trade works under master construction agreements and other contracts that contain customer-specified construction requirements. These agreements include discrete pricing for individual tasks. A contractual agreement exists when each party involved approves and commits to the agreement, the rights of the parties and payment terms are identified, the agreement has commercial substance, and collectability of consideration is probable. Construction services are performed for the sole benefit of our customers, whereby the assets being created or maintained are controlled by the customer and the services we perform do not have alternative benefits for us. Contract revenue is recognized as our obligations are satisfied over time consistent with our services are performed and customers simultaneously receive and consume the benefits the Company provide.

The Company recognizes contract revenue over time, as performance obligations are satisfied, due to the continuous transfer of control to the customer in accordance with ASC Topic 606, Revenue from Contracts with Customers. Upon adoption of ASC Topic 606, contracts which include construction services are generally accounted for as a single deliverable (a single performance obligation) and are no longer segmented between types of services. The Company has not bundled any goods or services that are not considered distinct.

Output measures such as construction works delivered are utilized to assess progress against specific contractual performance obligations for the majority of services. The selection of the method to measure progress towards completion requires judgment and is based on the nature of the services to be provided. The Company expects the reference to progress certificates issued by customers depicts the Company’s performance in transferring control of goods or services promised to customers for individual projects, the Company satisfies the performance obligation over time and therefore, the output method using construction works delivered best represents the measure of progress against the performance obligations incorporated within the contractual agreements. This method captures the amount of works delivered pursuant to contracts and is used only when performance does not produce significant amounts of work in process prior to complete satisfaction of the performance obligation and the gross billing value of contracting work can be measured reliably.

The typical contract length of the Company entered is ranged from 12 months to 24 months.

Contracted but not yet recognized revenue was approximately USD7,109,595 and USD20,257,231 as of March 31, 2026 and 2025, respectively.

The nature of the Company’s construction contracts gives rise to several types of variable consideration, including unpriced change orders and claims. The Company mainly considers the change orders as the contract modification. And the Company accounted for the contract modification as if it were a part of the existing contract as the remaining services are not distinct and, therefore, form part of a single performance obligation that is partially satisfied at the date of the contract modification.

Variable consideration related to construction projects may be incurred due to amendments to the scope of work or remeasurement of quantities, which can impact the transaction price and amount of revenue recognized. The final transaction price and revenue recorded may differ from initial estimates contract sum based on these variable factors. The amount of variable consideration is included in the transaction price only to the extent that it is highly probable that such an inclusion will not result in a significant revenue reversal in the future when the uncertainty associated with the variable consideration is subsequently resolved. At the end of each reporting period, the Company updates the estimated transaction price to represent faithfully the circumstances present at the end of the reporting period.

The Company generally provides limited warranties for work performed under its construction contracts. The warranty periods typically extend for a limited duration following substantial completion of the Company’s work on the project. Historically, warranty claims have not resulted in material costs incurred for which the Company was not compensated for by the customer.

Trading of wines and spirits

The Company also generates revenue from the trading of wines and spirits. The Company recognizes revenue from the trading of wines and spirits to customers when that performance obligation is fulfilled and control transfers to the customer, either at the point of shipment or delivery as dictated by the shipping terms. Payment terms vary by location and customer, however, the duration between when revenue is recognized and when payment is due is less than one year, indicating the Company do not have any significant financing components to recognize. The Company has elected to treat shipping and handling costs that we bill our customers as fulfillment activities rather than as separate performance obligations.

Contract Assets and Contract Liabilities

Contract assets included two parts: revenue recognized in excess of amounts billed, and retainage. Certain of our contracts contain retention provisions whereby a portion of the revenue earned is withheld from payment as a form of security until contractual provisions are satisfied. Contract assets were assessed for impairment in accordance with ASC 326.

Contract liabilities consist of payment received from customers in excess of revenue recognized.

Contract assets and liabilities are reported in a net position on a contract-by-contract basis at the end of each reporting period.

Cost of Revenue

The Company’s cost of revenue is primarily comprised of the material costs, subcontracting costs, direct labor costs, overhead costs and purchases costs of wines and spirits that are directly attributable to services provided.

General and administrative expenses

General and administrative expenses mainly consist of administrative staff cost, motor vehicle expenses, office supplies and upkeep expenses, legal and professional fees, change of credit loss allowances and other miscellaneous administrative expenses.

Income Taxes

The Company accounts for income taxes under ASC 740. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the consolidated financial statement carrying amounts of existing assets and liabilities and their respective tax bases.

Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period including the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

The provisions of ASC 740-10-25, “Accounting for Uncertainty in Income Taxes,” prescribe a more-likely-than-not threshold for consolidated financial statement recognition and measurement of a tax position taken (or expected to be taken) in a tax return. This interpretation also provides guidance on the recognition of income tax assets and liabilities, classification of current and deferred income tax assets and liabilities, accounting for interest and penalties associated with tax positions, and related disclosures.

We believe there were no uncertain tax positions as of March 31, 2026, and 2025. We do not expect that our assessment regarding unrecognized tax positions will materially change over the next 12 months. We are not currently under examination by an income tax authority, nor has been notified that an examination is contemplated.

Earnings Per Share

The Company computes earnings per share (“EPS”) in accordance with ASC 260, “Earnings per Share” (“ASC 260”). ASC 260 requires companies with complex capital structures to present basic and diluted EPS. Basic EPS are computed by dividing income available to ordinary shareholders of the Company by the weighted average ordinary shares outstanding during the period. Diluted EPS takes into account the potential dilution that could occur if securities or other contracts to issue ordinary shares were exercised and converted into ordinary shares.

Commitments and Contingencies

In the normal course of business, the Company is subject to contingencies, such as legal proceedings and claims arising out of its business, which cover a wide range of matters. Liabilities for contingencies are recorded when it is probable that a liability has been incurred and the amount of the assessment can be reasonably estimated.

If the assessment of a contingency indicates that it is probable that a material loss is incurred and the amount of the liability can be estimated, then the estimated liability is accrued in the Company’s financial statements. If the assessment indicates that a potentially material loss contingency is not probable, but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss, if determinable and material, would be disclosed.

Loss contingencies considered remote are generally not disclosed unless they involve guarantees, in which case the nature of the guarantee would be disclosed.

Related parties

The Company adopted ASC 850, Related Party Disclosures, for the identification of related parties and disclosure of related party transactions.

Recently Accounting Pronouncements

In November 2024, the FASB issued ASU 2024-03, “Income Statement — Reporting Comprehensive Income — Expense Disaggregation Disclosures (Subtopic 220-40): Disaggregation of Income Statement Expenses”. The amendments in this ASU are intended to improve financial reporting by requiring that public business entities disclose additional information about specific expense categories in the notes to financial statements at interim and annual reporting periods. For interim and annual reporting periods, an entity shall disaggregate, in a tabular format disclosure in the notes to financial statements, all relevant expense captions presented on the face of the income statement in continuing operations into the purchases of inventory, employee compensation, depreciation, amortization, and depletion. This ASU is effective for annual reporting periods beginning after December 15, 2026, and interim reporting periods beginning after December 15, 2027. Early adoption is permitted. The amendments in this Update should be applied either (1) prospectively to financial statements issued for reporting periods after the effective date of this Update or (2) retrospectively to any or all prior periods presented in the financial statements We are currently evaluating the impact the adoption of ASU 2024-03 will have on its consolidated financial statements and related disclosures.

In December 2024, the FASB issued ASU 2024-09, Income Taxes (Topic 740): Improvement to Income Tax Disclosures (“ASU 2024-09”) to provide disaggregated income tax disclosures on rate reconciliation and income taxes paid. The Company is required to adopt the guidance in the fourth quarter of fiscal 2026, though early adoption is permitted. The Company is currently evaluating the impact of this amendment on its consolidated financial statements.

In January 2025, the Financial Accounting Standards Board (“FASB”) updated 2025-01: Income Statement — Reporting Comprehensive Income — Expense Disaggregation Disclosures (Subtopic 220-40): Clarifying the Effective Date. Public business entities must adopt the guidance in Update 2024-03 for annual reporting periods beginning after December 15, 2026, and interim periods within annual reporting periods beginning after December 15, 2027. The update clarifies that all public business entities should initially adopt the disclosure requirements in the first annual reporting period beginning after December 15, 2026, and interim reporting periods within annual reporting periods beginning after December 15, 2027. The Company is evaluating the impact the updated guidance will have on its combined financial statements and disclosures.

In March 2025, the FASB issued ASU 2025-03, “Business Combinations (Topic 805) and Consolidation (Topic 810)” (“ASU 2025-03”). The amendments in this Update require an entity involved in an acquisition transaction effected primarily by exchanging equity interests when the legal acquiree is a variable interest entity (VIE) that meets the definition of a business to consider the factors in paragraphs 805-10-55-12 through 55-15 to determine which entity is the accounting acquirer. The amendments in this Update differ from current GAAP because, for certain transactions, they replace the requirement that the primary beneficiary always is the acquirer with an assessment that requires an entity to consider the factors to determine which entity is the accounting acquirer. The amendments in this Update enhance the comparability of financial statements across entities engaging in acquisition transactions effected primarily by exchanging equity interests when the legal acquiree meets the definition of a business. Specifically, under the amendments, acquisition transactions in which the legal acquiree is a VIE will, in more instances, result in the same accounting outcomes as economically similar transactions in which the legal acquiree is a voting interest entity. The amendments in this Update do not change the accounting for a transaction determined to be a reverse acquisition or a transaction in which the legal acquirer is not a business and is determined to be the accounting acquiree. Management is currently evaluating the standard to determine the impact of adoption on its consolidated financial statements and disclosures.

In July 2025, the FASB issued ASU 2025-05, Measurement of Credit Losses for Accounts Receivable and Contract Assets. This standard introduces a practical expedient that companies can choose to apply when determining allowances for credit losses. Specifically, it permits companies to assume that the current conditions as of the balance sheet remain unchanged throughout the remaining life of the asset. The amendment is effective for annual reporting periods beginning after December 15, 2025, and requires prospective application. The Group is assessing the impact of adoption of the ASU on the consolidated financial statements. The Group does not expect the adoption of the ASU to have a material impact on the consolidated financial statements.

In December 2025, the FASB issued ASU 2025-10, Government Grants (Topic 832): Accounting for Government Grants Received by Business Entities. This update improves U.S. GAAP by establishing authoritative guidance on the accounting for government grants received by business entities. For public business entities, the amendments are effective for annual reporting periods beginning after December 15, 2028, and interim reporting periods within those annual reporting periods. The Company is currently in the process of evaluating the impact this amended guidance may have on its consolidated financial statements.

In December 2025, the FASB issued ASU 2025-11, Interim Reporting (Topic 270): Narrow-Scope Improvements (“ASU 2025-11”), which clarifies the application of interim reporting guidance and improves the organization’s required interim disclosures. The standard is effective for interim reporting periods beginning after December 15, 2027 for public business entities. Early adoption is permitted. The Company is evaluating the effect of adopting ASU 2025-11.

Except for the above-mentioned pronouncements, there are no new recent issued accounting standards that will have material impact on the consolidated balance sheets, statements of operations and comprehensive income and cash flows.